THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT is made as of November 13, 2009 (this "Third Amendment") between Fieldpoint Petroleum Corporation, a Colorado corporation ("Borrower"), and CITIBANK, N.A., a national banking association (formerly known as Citibank Texas, N.A.) ("Lender").

RECITALS

A.

Borrower and Lender are parties to a that certain Loan and Security Agreement dated effective as of October 18, 2006, that certain First Amendment to Loan and Security Agreement dated effective as of May 29, 2009, and that certain Second Amendment to Loan and Security Agreement dated effective as of August 12, 2009 reflecting a Line of Credit from Lender to Borrower, as evidenced by among other documents, a Promissory Note dated October 18, 2006 executed by Borrower in favor of Lender in the original principal amount of $50,000,000.00 and the Agreement (collectively, the “Agreement").

B.

The parties desire to amend and reaffirm the Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Same Terms.  All terms used herein which are defined in the Agreement shall have the same meanings when used herein, unless the context otherwise requires or provides.  In addition, all references in the Loan Documents to the "Agreement" shall mean the Agreement, as amended by this Third Amendment, as the same shall be amended from time to time.  In addition, the following terms have the meanings set forth below:

"Effective Date" means November 13, 2009.

"Modification Papers" means this Third Amendment and all of the other documents and agreements executed in connection with the transactions contemplated by this Third Amendment.

2.

Conditions Precedent.  The transactions contemplated by this Third Amendment shall be deemed to be effective as of the Effective Date, when the following conditions have been complied with to the satisfaction of Lender, unless waived in writing by Lender.

A.

Third Amendment to Agreement.  This Third Amendment shall be in full force and effect.

B.

Representations and Warranties.  All representations and warranties contained in the Loan Documents and the Modification Papers shall be true and correct in all material respects as though the same have been made on and as of the Effective Date.

C.

Commitment Fee.  Borrower shall have paid to Lender a Commitment Fee in the amount of $68,000.

D.

Amendment Fee.  Borrower shall have paid to Lender a fee for the amendment to the Agreement in the amount of $17,000.

E.

Fees and Expenses.  Borrower shall have paid all fees and expenses of Lender in connection with the preparation, negotiation and execution of the Modification Papers, including but not limited to, the fees and expenses of counsel for Lender.

3.

Reaffirmation of Borrowing Base.  On the Effective Date, the Borrowing Base is reaffirmed to be $6,800,000.

4.

Leverage Ratio Waiver.  On the Effective Date, Lender agrees to waive compliance by Borrower with the provisions of Section 8.2 of the Agreement to the extent and only to the extent as was required for September 30, 2009. This waiver applies only to the matters stated in this paragraph 4 and does not constitute a waiver of any other provisions of the Agreement or Loan Documents, nor does it constitute a waiver of the provisions of Section (same) of the Agreement in any instance other than as set out in this paragraph 4, or any agreement by Lender regarding future actions.

5.

Amendments to Agreement:  On the Effective Date, the Agreement is amended as follows:

A.

Maturity Date.  The parties have agreed that the Maturity Date shall mean October 18, 2012, unless the Note is sooner accelerated pursuant to Section 10.2 of the Agreement.

B.

Borrower and Lender hereby covenant and agree that the Agreement is amended as follows:

Article I, Section 1.5, Applicable Margin, is hereby deleted in its entirety and the following inserted in lieu thereof:

Applicable Margin shall mean, for any day with respect to any Revolver Loan or with respect to the commitment fees payable hereunder, as the case may be, the Applicable Margin per annum set forth below under the caption “Applicable Prime Rate”, “Libor Rate” or “Commitment Fee Rate”, as the case may be, based upon the Borrowing Base Usage as of such determination date.

Category	Borrowing Base Usage	Applicable Prime Rate	Libor Rate	Commitment Fee Rate
1.	Greater than or equal to 75%	2.50%	3.50%	0.50%
2.	Greater than or equal to 50% but less than 75%	2.25%	3.25%	0.50%
3.	Less than 50%	2.00%	3.00%	0.50%

C.

Production Reports.  The Monthly Production Reports of Section 6.8.14 is amended and restated in its entirety as follows:

“Production Reports.  Upon request from Lender, the Loan Parties shall promptly deliver to the Lender a written report (in form and substance reasonably acceptable to Lender) summarizing the Loan Parties’ operating expenses, production volumes and prices actually received for production for such months as requested by Lender.”

D.

Leverage Ratio.  The Leverage Ratio of Section 8.2 is amended and restated in its entirety as follows:

“Leverage Ratio.  The Borrower will not permit the Leverage Ratio to be more than 3.50 to 1.00. As used herein, “Leverage Ratio” means, on any date, the ratio of: (a) the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with Consistent Accounting Principles, to (b)(i) for the fiscal quarter ending December 31, 2009, EBITDA for the period of two consecutive fiscal quarters ended on such date, multiplied by 2, (ii) for the fiscal quarter ending March 31, 2010, EBITDA for the period of three consecutive fiscal quarters ended on such date, multiplied by 1.33, and (iii) for the fiscal quarter ending June 30, 2010, and for successive fiscal quarters thereafter, EBITDA for the period of four consecutive fiscal quarters ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter most recently ended prior to such date).

6.

Certain Representations.  Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute this Third Amendment and this Third Amendment constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally;  (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof; (c) all representations and warranties contained in Section 9 of the Agreement are true and correct in all material respects; and (d) No Events of Default exist.

7.

Limitation on Agreements.  The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Lender now has or may have in the future under or in connection with the Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein.  The Modification Papers shall constitute Loan Documents for all purposes.

8.

Counterparts.  This Third Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument.  In making proof of this Third Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

9.

Entirety, Etc.  THIS THIRD AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to be effective as of the Effective Date.

(Executed on Next Page)

BORROWER: FIELDPOINT PETROLEUM CORPORATION, a Colorado corporation By: __/s/ Ray D. Reaves, Jr._______ Ray D. Reaves, Jr. President	LENDER: CITIBANK, N.A., a national banking association (formerly known as Citibank Texas, N.A.) By: __/s/ Ryan Watson_____ Ryan Watson Vice President

Acknowledged and accepted as of the Effective Date by the following Loan Parties:

BASS PETROLEUM, INC., a Texas corporation By: _/s/ Ray D. Reaves, Jr._____ Ray D. Reaves, Jr. President	By: ___/s/ Ray D. Reaves, Jr._____ Ray D. Reaves, Jr.
RAYA ENERGY CORP., a Texas corporation By: __/s/ Ray D. Reaves, Jr.__ Ray D. Reaves, Jr. President